Exhibit 1.1

3,800,000 Shares

RRSAT GLOBAL COMMUNICATIONS NETWORK LTD.

Ordinary Shares

UNDERWRITING AGREEMENT

________, 2006.

CIBC World Markets Corp.

Thomas Weisel Partners LLC

William Blair & Company

C.E. Unterberg, Towbin, LLC

Maxim Group LLC,

    as Representatives of the several

   Underwriters named in Schedule I hereto

c/o CIBC World Markets Corp.

300 Madison Avenue

New York, New York  10016

Ladies and Gentlemen:

RRSat Global Communications Network Ltd., a company organized under the laws of the State of Israel (the “Company”) and the person listed on Schedule II hereto (the “Selling Shareholder”), propose, subject to the terms and conditions contained herein, to sell to you and the other underwriters named on Schedule I to this Agreement (the “Underwriters”), for whom you are acting as Representatives (the “Representatives”), an aggregate of 3,800,000 shares (the “Firm Shares”) of the Company’s ordinary shares, NIS 0.01 nominal value per share (the “Ordinary Shares”).  Of the 3,800,000 Firm Shares, 3,625,000 are to be issued and sold by the Company and 175,000 are to be sold by the Selling Shareholder.  The respective amounts of the Firm Shares to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto. In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 570,000 Ordinary Shares (the “Option Shares”) from the Company for the purpose of covering over-allotments in connection with the sale of the Firm Shares.  The Firm Shares and the Option Shares are collectively called the “Shares.”

The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the published rules and regulations thereunder (the “Rules”) adopted by the Securities and Exchange Commission (the “Commission”) a registration statement on Form F-1 (No. 333-137930) including a preliminary prospectus relating to the Shares, and such amendments thereof as may have been required to the date of this Agreement.  Copies of such Registration Statement (including all amendments thereof) and of the related Preliminary Prospectus (as hereinafter defined) have heretofore been delivered by the Company to you.  The term “Preliminary Prospectus” means any preliminary prospectus included at any time as a part of the registration statement or filed with the Commission by the Company pursuant to Rule 424(a) of the Rules. The term “Registration Statement” as used in this Agreement means the initial registration statement (including all exhibits and financial schedules), as amended at the time and on the date it becomes effective (the “Effective Date”), including the information (if any) contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules.  If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement.  The term “Prospectus” as used in this Agreement means the prospectus in the form included in the Registration Statement at the time of effectiveness or, if Rule 430A of the Rules is relied on, the term Prospectus shall also include the final prospectus filed with the Commission pursuant to and within the time limits described in Rule 424(b) of the Rules.

The Company and the Selling Shareholder understand that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Statutory Prospectus (as defined below) and the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representatives deem advisable.  The Company and the Selling Shareholder hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus, and each Issuer Free Writing Prospectus (as hereinafter defined) and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

1.     Sale, Purchase, Delivery and Payment for the Shares.  On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

(a)   The Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $_____ per share (the “Initial Price”), the number of Firm Shares set forth opposite the name of such Underwriter under the column “Number of Firm Shares to be purchased from the Company” on Schedule I to this Agreement, subject to adjustment in accordance with Section 9 hereof.  The Selling Shareholder agree to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Shareholder, at the Initial Price, the number of Firm

Shares set forth opposite the name of such Underwriter under the column “Number of Firm Shares to be purchased from the Selling Shareholder” on Schedule II to this Agreement, subject to adjustment in accordance with Section 9 hereof.

(b)   The Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price.  The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares.  Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and from time to time thereafter within 30 days after the date of this Agreement, in each case upon written, facsimile or telegraphic notice, or verbal or telephonic notice confirmed by written, facsimile or telegraphic notice, by the Representatives to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

(c)   Payment of the purchase price for, and delivery of certificates for, the Firm Shares shall be made at the offices of CIBC World Markets Corp., 300 Madison Avenue, New York, New York 10016, at 10:00 a.m., New York City time, on the third business day following the date of this Agreement or at such time on such other date, not later than ten (10) business days after the date of this Agreement, as shall be agreed upon by the Company, the Selling Shareholder and the Representatives (such time and date of delivery and payment are called the “Firm Shares Closing Date”).  In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price for, and delivery of the certificates for, such Option Shares shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company on each date of delivery as specified in the notice from the Representatives to the Company (such time and date of delivery and payment are called the “Option Shares Closing Date”).  The Firm Shares Closing Date and any Option Shares Closing Date are called, individually, a “Closing Date” and, together, the “Closing Dates.”

(d)   Payment shall be made to the Company and the Selling Shareholder by wire transfer of immediately available funds or by certified or official bank check or checks payable in New York Clearing House (same day) funds drawn to the order of the Company and to the Selling Shareholder for the shares purchased from the Company and the Selling Shareholder, against delivery to the Representatives for the respective accounts of the Underwriters of the respective certificates for the Shares to be purchased by them.

(e)   Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section 1(b) and shall be delivered by or on behalf of the Company or the Selling Shareholder to the Representatives through the facilities of the Depository Trust Company for the account of such Underwriter.  The Company will cause the certificates representing the Shares to be made available for checking and packaging, at such place as is designated by the Representatives, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

2.     Representations and Warranties of the Company.  The Company represents and warrants to each Underwriter as of the date hereof, as of the Firm Shares Closing Date and as of each Option Shares Closing Date (if any),  as follows:

(a)   On the Effective Date, the Registration Statement complied, and on the date of the Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission and each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the requirements of the Securities Act and the Rules. The Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the Effective Date and the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.  When any related preliminary prospectus was first publicly filed with the Commission (whether filed as part of the registration statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  If applicable, each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR (excluding formatting differences), except to the extent permitted by Regulation S-T.  Notwithstanding the foregoing, none of the representations and warranties in this paragraph 2(a) shall apply to statements in, or omissions from, the Registration Statement, Statutory Prospectus or the Prospectus made in reliance upon, and in conformity with (1) information herein or otherwise furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement, the Statutory Prospectus or the Prospectus and/or (2) information herein or otherwise furnished in writing by the Selling Shareholder for use in the Registration Statement, Statutory Prospectus or the Prospectus, provided that the Company acknowledges that the only information furnished in writing by the Selling Shareholder for use in the Registration Statement, the Statutory Prospectus or the Prospectus is such

Selling Shareholder’s name and information regarding the Selling Shareholder’s ownership of Ordinary Shares prior to and after the offering of the Shares (collectively, the “Selling Shareholder Information”).

(b)   As of the Applicable Time (as hereinafter defined below), neither (i) the Issuer  Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, and the Statutory Prospectus (as defined below), all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer Free Writing Prospectus when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements in or omissions from any prospectus included in the General Disclosure Package made in reliance upon and in conformity with information herein or otherwise furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement, the Statutory Prospectus or the Prospectus and/or the Selling Shareholder Information.

Each Issuer Free Writing Prospectus including any electronic road show (including without limitation any “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act (each a “Road Show”) (i) is identified in Schedule IV hereto and (ii) complied when issued and complies or will comply, as the case may be, in all material respects with the requirements of Rules 164 and 433 applicable to any such Issuer Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

The Company has made at least one version of each Road Show that is a written communication available without restriction by means of graphic communication to any person, including any potential investor in the Shares (and if there is more than one version of a Road Show for the Offering that is a written communication, the version available without restriction was made available no later than the other versions).

As used in this Section and elsewhere in this Agreement:

“Applicable Time” means ___:00 [a/p]m (Eastern time) on the date of this Underwriting Agreement.

“Statutory Prospectus” as of any time means the Preliminary Prospectus, as amended and on file with the Commission, relating to the Shares that is included in the registration statement immediately prior to the Applicable Time.

“Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Shares, including, without limitation, each Road Show.

(c)   The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of any Preliminary Prospectus, the Prospectus or any “free writing prospectus”, as defined in Rule 405 under the Rules, has been issued by the Commission and no proceedings for that purpose have been instituted or, to the Company’s knowledge, are threatened under the Securities Act. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b).  Any material required to be filed by the Company pursuant to Rule 433(d) of the Rules has been or will be made in the manner and within the time period required by such Rules.

(d)   Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus.

If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify the Representatives and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission; provided, however, that this representation and warranty shall not apply to statements in or omissions from any Issuer Free Writing Prospectus made in reliance upon and in conformity with information herein or otherwise furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement, the Statutory Prospectus or the Prospectus and/or the Selling Shareholder Information.

(e)   The financial statements of the Company (including all notes and schedules thereto) included in the Registration Statement, the Statutory Prospectus and Prospectus present fairly the financial position of the Company at the dates indicated and the statement of operations, shareholders’ equity and cash flows of the Company for the periods specified; and such financial statements and related schedules and notes thereto, and the unaudited financial information filed with the Commission as part of the Registration Statement, have been prepared in conformity with U.S. generally accepted accounting principles, consistently applied throughout the periods involved.  The financial data included in the Statutory Prospectus and Prospectus under the captions “Prospectus Summary—Summary Financial Data” and “Selected Financial Data” present fairly the information shown therein as at the respective dates and for the respective periods specified therein and have been presented on a basis consistent with the financial statements and other financial information of the Company set forth in the Statutory Prospectus and the Prospectus.

(f)    KPMG Somekh Chaikin (the “Auditor”) whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

(g)   The Company is duly organized and validly existing under the laws of the State of Israel.  The Company has no subsidiary or subsidiaries and does not control, directly or indirectly, any corporation, partnership association or other business organization, including any material joint venture (other than the strategic relationships described in the Statutory Prospectus and the Prospectus). The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify or be in good standing individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the assets, properties, condition, financial or otherwise, or on the results of operations, business affairs or business prospects of the Company (a “Material Adverse Effect”); and to the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

(h)   Except as disclosed in or by the Statutory Prospectus and the Prospectus, the Company has all requisite corporate power and authority, and all authorizations, approvals, consents, orders, licenses, certificates and permits of and from, and has made all necessary filings with, all governmental or regulatory bodies, including the Israeli Ministry of Communication, or any other person or entity (collectively, the “Permits”), necessary to own, operate, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, except where the lack of such Permits or the failure of such Permits to be valid and in full force and effect, individually or in the aggregate, would not have a Material Adverse Effect. The Company has fulfilled and performed in all material respects all of its material obligations with respect to such Permits and, no event has occurred that allows, or, to the Company’s knowledge, that after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder.  The Company has not received notice of any revocation or modification of any such Permit, nor has any reason to believe that any such Permit will not be renewed in the ordinary course.  Except as may be required under the Securities Act and U.S. states or foreign securities blue sky laws and Nasdaq regulations, no other Permits are required for the Company to enter into, deliver and perform this Agreement and to issue and sell the Shares being issued and sold by the Company pursuant to this Agreement.

(i)    At the time of filing the Registration Statement, and (ii) at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the Rules.

(j)    The Company owns or possesses legally enforceable rights to use all patents, patent rights, inventions, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, “Intangibles”) necessary for the conduct of its business except where the failure to possess or acquire such Intangibles would not reasonably be expected to result in a Material Adverse Effect.  The Company has not received any notice of, or is not aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles.

(k)   The Company has good and marketable title to all property owned by it, free and clear of all liens, encumbrances, claims, security interests and defects, except such as do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company.  All property held under lease by the Company is held by it under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are not material and do not materially interfere with the use made or  proposed to be made of such property by the Company.

(l)    Subsequent to the respective dates as of which information is given in the Registration Statement, the Statutory Prospectus and the Prospectus and except as disclosed or contemplated in or by the Statutory Prospectus and the Prospectus, (i) there has not been any Material Adverse Effect; (ii) the Company has not sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would reasonably be expected to have a Material Adverse Effect; and (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, the Company has not (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any of its shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any of its share capital.

(m)  There is no document, contract or other agreement required to be described in the Registration Statement, the Statutory Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules.  Each description of a contract, document or other agreement in the Registration Statement, the Statutory Prospectus or the Prospectus is accurate in all material respects.  Each contract, document or other agreement described in the Registration Statement, the Statutory Prospectus or the Prospectus or listed in the Exhibits to the Registration Statement is in full force and effect and is valid and enforceable against the Company and, to its knowledge, by the Company, as the case may be, in accordance with its terms, subject in each case to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.  Neither the Company, nor to the Company’s knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.  No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company of any other agreement or instrument to which the Company is a party or by which the Company or its properties or business may be bound or affected which default, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(n)   The statistical and market related data included in the Registration Statement, the Statutory Prospectus or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

(o)   The Company is not (i) in violation of any term or provision of its Memorandum of Association or Articles of Association or (ii) in violation of any franchise, judgment, decree, order, statute, rule or regulation, except, with respect to clause (ii) of this Section (o), (A) where the consequences of such violation, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect or (B) as disclosed in or by the Statutory Prospectus and the Prospectus.

(p)   This Agreement has been duly authorized, executed and delivered by the Company.

(q)   Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will (i) give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which either the Company or any of its properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company, except for (x) such consents or waivers which have already been obtained and are in full force and effect or as may be necessary to qualify the Shares for offering by the Underwriters under U.S. states or foreign (other than the state of Israel, assuming that, aside from investors who are specified in Section 15A(b) of the Israeli Securities Law, 5728-1968, there were no more than 35 offerees, in the aggregate, to whom the Company, the Underwriters and any of their respective representatives made an offering in Israel of any securities of the Company in the past twelve months) securities and blue sky laws and (y) such rights to terminate or accelerate the due date of a payment, conflicts, defaults and violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (ii) violate any provision of the Memorandum of Association or Articles of Association of the Company.

(r)    The Company has authorized and outstanding share capital as set forth under the caption “Capitalization” in the Statutory Prospectus and the Prospectus.  The certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company.  All of the issued and outstanding Ordinary Shares have been duly and validly issued and are fully paid and nonassessable.  Except as disclosed in the Statutory Prospectus and the Prospectus, there are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire from the Company, or to the Company’s knowledge, from any other shareholder, any Ordinary Shares of the Company or any such rights pursuant to its Memorandum of Association or Articles of Association or any agreement or instrument to or by which the Company is a party or bound.  The Shares to be sold by the Selling Shareholder have been duly and validly issued, are fully paid and non-assessable and none of them were issued in violation of any preemptive or other similar right. The Shares to be sold by the Company, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right.  Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of the Company or any security convertible into, or exercisable or exchangeable for, such shares.  The Ordinary Shares and the Shares conform in all material respects to the description thereof contained in the Registration Statement and the Statutory Prospectus and the Prospectus under the heading “Description of Share Capital.”

(s)   Other than the Selling Shareholder, no holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder for a period of 180 days after the date of this Agreement.

(t)    Each director and executive officer of the Company and each Shareholder of the Company listed on Schedule III hereto has delivered to the Representatives his written and, to the Company’s knowledge, enforceable, lock-up agreement in the form attached to this Agreement as Exhibit A hereto (“Lock-Up Agreement”).

(u)   Except as disclosed in or by the Statutory Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property or Permit of the Company is the subject which, if determined adversely to the Company would reasonably be expected to individually or in the aggregate have a Material Adverse Effect; and, to the knowledge of the Company, no such proceedings are threatened by governmental authorities or threatened by others.

(v)   All necessary corporate action has been duly and validly taken by the Company and to authorize the performance of this Agreement and the issuance and sale of the Shares by the Company.

(w)  The Company is not involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would reasonably be expected to have a Material Adverse Effect.  The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would reasonably be expected to have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company and any of its executive officers which, if adversely determined, could reasonably be expected to have a Material Adverse Effect and is not aware of any intention by such officers not to remain in the employment of the Company.

(x)    No transaction has occurred between or among the Company and any of its executive officers or directors, shareholders or any affiliate or affiliates of any such executive officer or director or shareholder that is required to be described in and is not described in the Registration Statement, the Statutory Prospectus and the Prospectus.

(y)   The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Ordinary Shares or any security of the Company to facilitate the sale or resale of any of the Shares.

(z)    The Company has filed all tax returns which it is required to file through the date hereof, which returns are true and correct in all material respects or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would reasonably be expected to have a Material Adverse Effect; nor, to the Company’s knowledge, are there any material proposed additional tax assessments against the Company.

(aa) The Shares have been duly authorized for quotation on the National Association of Securities Dealers Automated Quotation (“Nasdaq”) Global Market System, subject to official Notice of Issuance. A registration statement has been filed on Form 8-A pursuant to Section 12 of the Exchange Act, which registration statement complies in all material respects with the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the Commission thereunder.

(bb) The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act or the quotation of the Ordinary Shares on the Nasdaq Global Market, nor has the Company received any notification that the Commission or the Nasdaq Global Market is contemplating terminating such registration or quotation.

(cc) The books, records and accounts of the Company accurately and fairly reflect in all material respects, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(dd) The Company is not aware of (i) any significant deficiency in the design or operation of internal controls which would reasonably be expected to adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls.

(ee) Except as described in the Statutory Prospectus and the Prospectus and as preapproved in accordance with the requirements set forth in Section 10A of the Exchange Act, the Auditor has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

(ff)   Except as described in the Statutory Prospectus and the Prospectus, there are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to have a material current or future effect on the Company’s financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

(gg) The Company’s Board of Directors has validly appointed an audit committee whose composition satisfies the requirements of Rule 4350(d)(2)(A)(ii) of the Rules of the National Association of Securities Dealers (the “NASD Rules”) and the Board of Directors and/or the audit committee has adopted a charter that satisfies the requirements of Rule 4350(d)(1) of the NASD Rules, in each case as such rules are applied to foreign private issuers.

(hh) The Company has actively taken and/or, as applicable, will actively take steps to ensure that it will be in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002, any related rules and regulations promulgated by the Commission and corporate governance requirements under the NASD Rules that are applicable to it upon the time that it is required to comply with such provisions and has no reason to believe that it will not be able to comply with such provisions in a timely manner.

(ii)   The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or the Company’s businesses, assets, employees, officers and directors are in full force and effect, except where the failure of any such policy to be in full force and effect, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; the Company is in compliance with the terms of such policies and instruments in all material respects; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its  business.  The Company has not been denied any insurance coverage which it has sought or for which it has applied other than where the denial of such coverage did not result in and would not reasonably be expected to result in a Material Adverse Effect.

(jj)   Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the “NASD”) or may be necessary to qualify the Shares for offering by the Underwriters under U.S. states or foreign (other than the State of Israel, assuming that, aside from investors who are specified in Section 15A(b) of the Israeli Securities Law, 5728-1968, there were no more than 35 offerees, in the aggregate, to whom the Company, the Underwriters and any of their respective representatives made an offering in Israel of any securities of the Company in the past twelve months) securities and blue sky laws) has been obtained or made and is in full force and effect.

(kk) There are no affiliations with the NASD among the Company’s officers, directors or, to the Company’s knowledge, any five percent or greater shareholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representatives.

(ll)   (i) The Company is in compliance in all material respects with all domestic and foreign rules, laws and regulation, orders, directives, decrees and judgments relating to the use, treatment, storage and disposal of Hazardous Materials (as defined below) and protection of health or the environment (“Environmental Laws”), if and to the extent that they are applicable to the Company, including but not limited to Israeli Pharmacist Regulations (Radioactive Basis and Their Products); (ii) the Company has not received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) the Company has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval; (iv) to the Company’s knowledge, no facts currently exist that will require the Company to make future material capital expenditures to comply with Environmental Laws and (v) to the Company’s  knowledge, Hazardous Material has not been transported or disposed of from or upon any property currently or formerly owned, leased or operated by the Company  in violation of, or in a manner or to a location that would result in any liability under Environmental Law; except, in case as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. “Hazardous Material” for purposes of this Section 2(ll) means any gasoline or petroleum (including crude oil or any fraction or by-product thereof) or any hazardous or toxic substances, materials, wastes defined or regulated as such in or under any Environmental Law including asbestos, and polychlorinated biphenyls.

(mm)       In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties).  On the basis of such review to date, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(nn) The Company is not and, immediately after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Statutory Prospectus and the Prospectus, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(oo) The Company is currently operating only as a private carrier, as defined by the Communications Act of 1934, as amended, and the published regulations, orders and decisions of the Federal Communications Commission.

(pp) The Company, its officers or directors or, to the Company’s knowledge, any other person associated with or authorized to act on behalf of the Company including, without limitation, any agent or employee of the Company, has not, directly or indirectly, while acting on behalf of the Company (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns from corporate funds or (iii) violated any provision of the U.S. Foreign Corrupt Practices Act of 1977 (“FCPA”), as amended or (iv) made any other unlawful payment in contravention of any applicable law, including the FCPA to the extent it is applicable.

(qq) The operations of the Company are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, with applicable money laundering statutes, rules and regulations thereunder and with any applicable related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency, if and to the extent applicable to the Company (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending, or to the knowledge of the Company, threatened.

(rr)   Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury

Department (“OFAC”); and the Company will not knowingly directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ss) Except as described in the Statutory Prospectus and the Prospectus, the Company has not sold or issued any Ordinary Shares during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(tt)   None of the Company, its directors or its officers has distributed nor will distribute prior to the later of (i) the Firm Shares Closing Date, or the Option Shares Closing Date, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus, the Registration Statement and other materials, if any, permitted by the Securities Act and consistent with Section 5(f) below.

(uu) The Company was not, for the taxable year ended December 31, 2005, and upon the consummation of the transactions described hereby and the application of the proceeds as described in the Registration Statement under the caption “Use of Proceeds” is not expected to become for the taxable year ending December 31, 2006 or any taxable year thereafter, a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297 of the Internal Revenue Code of 1986, as amended, as described in the Statutory Prospectus and the Prospectus.

(vv) Except as disclosed in the Statutory Prospectus and the Prospectus, the Company is in compliance in all material respects with all conditions and requirements stipulated by the instruments of approval granted to it by the Investment Center of the Israeli Ministry of Industry, Trade and Labor with respect to the “Approved Enterprise” status of any of the Company’s facilities and any tax benefits expected to be received by the Company as set forth under the caption “Law for the Encouragement of Capital Investments, 1959” in the Prospectus and by Israeli laws and regulations relating to such “Approved Enterprise” status and the aforementioned tax benefits expected to be received by the Company; and the Company has not received any notice of any proceeding or investigation relating to revocation or modification of any “Approved Enterprise’ status granted with respect to any of the Company’s facilities. All information supplied by the Company with respect to the applications relating to such ‘Approved Enterprise’ status was true, correct and complete in all material respects when supplied to the appropriate authorities.

(ww)       Assuming that none of the Underwriters is otherwise subject to taxation in Israel, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the State of Israel or to any political subdivision or taxing authority thereof or therein in connection with the sale and delivery by the Underwriters of the Shares as contemplated in the Agreement.

3.     Representations and Warranties of the Selling Shareholder.  The Selling Shareholder hereby represents and warrants to each Underwriter as of the date hereof, as of the Firm Shares Closing Date, as follows:

(a)   This Agreement and the Lock-Up Agreement have each been duly executed and delivered by or on behalf of the Selling Shareholder, and, assuming due authorization, execution and delivery by the other parties thereto, this Agreement and the Lock-up Agreement each constitute the valid and legally binding agreement of the Selling Shareholder, enforceable against the Selling Shareholder in accordance with its terms, except as rights to indemnification under this Agreement may be limited by applicable law.

(b)   The execution and delivery by the Selling Shareholder of this Agreement and the performance by the Selling Shareholder of its obligations under this Agreement, including the sale and delivery of the Shares to be sold by the Selling Shareholder and the consummation of the transactions contemplated herein and compliance by the Selling Shareholder with its obligations hereunder, do not and will not, whether with our without the giving of notice or the passage of time or both, (i) violate or contravene any applicable law, statute, regulation, or filing or any agreement or other instrument binding upon the Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Shareholder, (ii) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the shares to be sold by the Selling Shareholder pursuant to the terms of any agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder may be bound or (iii) require any consent, approval, authorization or order of or registration or filing with any court or governmental agency or body having jurisdiction over him, except such as may be required by U.S. states or foreign securities and blue sky laws in connection with the offer and sale of the Shares which have been or will be effected in accordance with this Agreement.

(c)   The Selling Shareholder has, and on the Firm Shares Closing Date, will have, valid and marketable title to the Shares to be sold by the Selling Shareholder free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer, except as otherwise described in the Registration Statement and Prospectus.

(d)   The Selling Shareholder has, and on the Firm Shares Closing Date, will have, full legal right and power, and any approval required by law (except such as may be required under U.S. states or foreign securities and blue sky laws in connection with the purchase and distribution of the Shares by the several Underwriters), to sell, assign, transfer and deliver the Shares to be sold by the Selling Shareholder in the manner provided by this Agreement.

(e)   Assuming that CIBC World Markets Corp. acquires security entitlements with respect to the financial asset consisting of the 175,000 Shares to be sold by the Selling Shareholder deposited in or held by the Depository Trust Company and neither CIBC World Markets Corp. nor any other Underwriter has notice of any adverse claims with respect to such financial asset, an action based on an adverse claim under Section 8-303 of the Uniform Commercial Code as in effect on the date hereof in the State of New York (the “New York UCC”) to such financial asset, whether such action is framed in conversion, replevin, constructive trust, equitable lien, or other theory, may not be successfully  asserted against CIBC World Markets Corp. nor any other Underwriter.

(f)    The Selling Shareholder Information is, and on each Closing Date will be, true, correct, and complete, and does not, and on each Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

(g)   The Selling Shareholder has reviewed the Registration Statement, Prospectus and any Issuer Free Writing Prospectus and nothing has come to the attention of the Selling Shareholder that would lead the Selling Shareholder to believe that (i) on the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein in order to make the statements made therein not misleading, (ii) on the Effective Date the Prospectus contained and, on each Closing Date contains, no untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, misleading and (iii) as of the Applicable Time, neither the General Disclosure Package, nor any individual Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this paragraph are limited to statements or omissions based upon the Selling Shareholder Information.

(h)   The sale of Shares by the Selling Shareholder pursuant to this Agreement is not prompted by the Selling Shareholder’s knowledge of any material information concerning the Company which is not set forth in the Prospectus.

(i)    Assuming that none of the Underwriters is otherwise subject to taxation in Israel, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the State of Israel or to any political subdivision or taxing authority thereof or therein in connection with the sale and delivery by the Underwriters of the Shares to be sold by the Selling Shareholder as contemplated in the Agreement.

(j)    The Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(k)   The Selling Shareholder does not have actual knowledge that any representation or warranty of the Company set forth in Section 2 above is untrue or inaccurate in any material respect.

(l)    The Selling Shareholder has not prepared used or referred to and will not prepare, use or refer to, any “free writing prospectus” (as defined in Rule 405 of the Rules) other than the Issuer Free Writing Prospectuses identified on Schedule IV hereto.

4.     Conditions of the Underwriters’ Obligations.  The obligations of the Underwriters under this Agreement are several and not joint.  The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

(a)   Notification that the Registration Statement has become effective shall have been received by the Representatives and the Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) of this Agreement and any material required to be filed by the Company pursuant to Rule 433(d) of the Rules shall have been timely filed with the Commission in accordance with such rule.

(b)   No order preventing or suspending the use of any Preliminary Prospectus,  the Prospectus or any “free writing prospectus”, as defined in Rule 405 of the Rules, shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Representatives.  If the Company has elected to rely upon Rule 430A, Rule 430A information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period and the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A.

(c)   The representations and warranties of the Company and the Selling Shareholder contained in this Agreement and in the certificates delivered pursuant to Sections 4(d) and 4(e) shall be true and correct when made and on and as of each Closing Date as if made on such date (except for such representations, warranties and agreements which speak as of an earlier date, which shall be true and correct as of such earlier date). The Company and the Selling Shareholder shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

(d)   The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of the Company, executed by the chief executive and the chief financial officer of the Company to the effect that: (i) the representations and warranties of the Company in this Agreement were true and correct when made and are true and correct as of such Closing Date (except for such representations, warranties and agreements which speak as of an earlier date, which shall be true and correct as of such earlier date); (ii) the Company has performed all covenants and agreements and satisfied all conditions contained herein required to be performed or satisfied by the Company; (iii) they have carefully examined the Registration Statement, the Prospectus, the General Disclosure Package, and any individual Issuer Free Writing Prospectus and, in their opinion (A) as of the Effective Date the Registration Statement and Prospectus did not include, and as of the Applicable Time, neither (i) the General Disclosure Package, nor (ii) any individual Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included, any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, (in the case of the Prospectus and the General Disclosure Package, in light of the circumstances under which they were made) not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement, the Statutory Prospectus or the Prospectus; and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act.

(e)   The Representatives shall have received on each Closing Date a certificate addressed to the Representatives and dated such Closing Date, of the Selling Shareholder, to the effect that: (i) the representations and warranties of the Selling Shareholder in this Agreement were true and correct when made and are true and correct as of such Closing Date (except for such representations, warranties and agreements which speak as of an earlier date, which shall be true and correct as of such earlier date), (ii) the Selling Shareholder has performed all covenants and agreements and satisfied all conditions contained herein required to be performed or satisfied by the Selling Shareholder; and (iii) the Selling Shareholder has carefully examined the Registration Statement, the Prospectus, the General Disclosure Package, and any individual Issuer Free Writing Prospectus, and, in the opinion of the Selling Shareholder since the Effective Date no event has occurred with respect to the Selling Shareholder which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement or the Prospectus.

(f)    The Representatives shall have received, (i) simultaneously with the execution of this Agreement a signed letter from the Auditor addressed to the Representatives and dated the date of this Agreement, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Statutory Prospectus, and (ii) on each Closing Date, a signed letter from the Auditor addressed to the Representatives and dated the date of such Closing Date(s), in form and substance reasonably satisfactory to the Representatives containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus

(g)   The Representatives shall have received on each Closing Date from Naschitz, Brandes & Co., Israeli counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

(i)            The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Israel.  The Company is duly qualified to transact business in Israel.

(ii)           The Company has all corporate power and authority to own and lease its properties and to conduct its business and operate its properties as described in the Registration Statement, the Statutory Prospectus and the Prospectus and to enter into and perform its obligations under this Agreement and to issue and sell the Shares being sold by the Company on such Closing Date. No proceeding has been instituted by the Registrar of Companies in Israel for the dissolution of the Company.

(iii)          The authorized share capital of the Company is as set forth in the Registration Statement, the Statutory Prospectus and the Prospectus.

(iv)          All of the outstanding Ordinary Shares of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are free of preemptive rights or other similar rights.  The Shares being issued and sold by the Company on such Closing Date have been duly and validly authorized and, when issued in accordance with this Agreement, will be fully paid and non-assessable.

(v)           Except as set forth in the Registration Statement, the Statutory Prospectus and the Prospectus, there are no preemptive or other rights to subscribe for or to purchase any securities of the Company, or any restriction upon the voting or transfer of any securities of the Company, including the sale of the Shares by the Selling Shareholders, in each case pursuant to the Company’s Memorandum of Association or Articles of Association or, to such counsel’s knowledge, any agreements or other instruments to which the Company is a party or by which it is bound.  To such counsel’s knowledge, except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, there are no outstanding options, warrants or other rights to purchase and no agreement to issue any Ordinary Shares or any security convertible into, exercisable for, or exchangeable for Ordinary Shares.

(vi)          The form of certificate used to evidence the Ordinary Shares complies in all material respects with all applicable statutory requirements under the laws of the State of Israel, and with any applicable requirements of the Memorandum of Association or Articles of Association of the Company.

(vii)         To such counsel’s knowledge, except as set forth in the Registration Statement, the Statutory Prospectus and the Prospectus, there are no persons with registration rights or other similar rights to have any securities of the

Company registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act.

(viii)        This Agreement has been duly authorized, executed and delivered by the Company; all corporate actions required by the laws of the State of Israel or the Memorandum of Association or Articles of Association of the Company to be taken by the Company for the due and proper authorization and issuance of the Shares and the offering, sale and delivery of the Shares has been validly and sufficiently taken; and the filing of the Registration Statement and the Prospectus with the Commission has been duly authorized by and on behalf of the Company and the Registration Statement has been duly executed on behalf of the Company pursuant to such authorization in accordance with the laws of the State of Israel.

(ix)           The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance and sale of the Shares being sold by the Company on such Closing Date) do not and will not conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the imposition of any lien, charge, security interest or encumbrance upon any property or assets of the Company pursuant to, (A) any material indenture, mortgage, lease, deed of trust, note or other agreement or instrument to which the Company is a party or by which its property is bound, in each case known to such counsel and governed by Israeli law, (B) any of the agreements listed in Schedule __ to the opinion (such agreements being those filed as exhibits 10.9 through 10.12 of the Registration Statement), (C) any statute, rule or regulation of the State of Israel, or any judgment, decree, license, permit or order known to such counsel of an Israeli court, governmental agency, administrative agency, regulatory body, arbitrator or other Israeli authority having authority over the Company or any of its properties, as applicable (each, a “Governmental Authority”), or (D) the Memorandum of Association or Articles of Association of the Company.  As to the agreements referred to in subsection (C) above, which by their terms are or may be governed by the laws of a jurisdiction other than the State of Israel, for purposes of the opinion expressed in this paragraph (ix), we have assumed without independent verification that the governing law is the same as the laws of the State of Israel.

(x)            To our knowledge, the Company is not in violation or default of (A) any material indenture, mortgage, lease, deed of trust, note or other agreement or instrument to which the Company is a party or by which its property is bound, (B) except as set forth in the Registration Statement, the Statutory Prospectus and the Prospectus, any statute, rule, regulation, license or permit of any Governmental Authority, including such that relate to environmental matters, or (C) the Memorandum of Association or Articles of Association of the Company.

(xi)           No consent, approval, authorization, filing with or order of any Israeli Governmental Authority is required for the performance of this Agreement by the Company or the consummation of the transactions contemplated hereby, except such as have been obtained and which are specified in the attached Schedule ____ to such opinion; provided that with respect to the opinion set forth in this paragraph (xi), such counsel has assumed, that aside from investors who are specified in Section 15A(b) of the Israeli Securities Law, 5728-1968, there were no more than 35 offerees, in the aggregate, to whom the Company, the Underwriters and any of their respective representatives made an offering in Israel of any securities of the Company in the past twelve months.

(xii)          To such counsel’s knowledge, there is no legal or governmental action, suit or proceeding, before any Israeli Governmental Authority pending or threatened against the Company or to which the properties of the Company are subject, which is of a character that is required to be disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus which is not adequately disclosed.

(xiii)         The statements in the Statutory Prospectus and the Prospectus under the captions “Risk Factors — Risks Relating to Government Regulation — If we do not obtain or continue to maintain all of the regulatory permissions, etc.” , “Risk Factors — Risks Relating to Our Operations in Israel — The tax benefits available to us under Israeli law require us to meet several conditions, etc.”, “Risk Factors - Risks Relating to Our Operations in Israel — You may have difficulties enforcing a U.S. judgment against us, etc.,” “Regulation — Israeli Regulation,” “Management,” “Certain Relationships and Related Party Transactions,” “Description of Share Capital,” “Taxation in Israel.” and in the Registration Statement under Item 6 of Part II, insofar as such statements summarize legal matters as to laws of the State of Israel, provisions of the Company’s articles of association, or agreements, documents or proceedings discussed therein governed by the laws of the State of Israel, are accurate and present fairly the information with respect to such documents and matters.

(xiv)        To ensure the legality, validity or admissibility into evidence in the State of Israel of each of the Agreement and any other document required to be furnished there under, it is not necessary that the Agreement or any such other document be filed or recorded with any court or other authority in the State of Israel.

(xv)         The appointment by the Company of Puglisi & Associates as the Company’s designee, appointee and authorized agent for the purpose described in Section 10 of the Agreement is legal, valid and binding under the laws of the State of Israel.

(xvi)        Under the laws of Israel, the submission by the Company under the Agreement to the jurisdiction of any court sitting in New York and the designation of New York law to apply to the Agreement, is binding upon the Company and, if properly brought to the attention of a court or administrative body in accordance with the laws of Israel, would be enforceable in any judicial or administrative proceeding in Israel; subject to certain time limitations, Israeli courts are empowered to enforce foreign final non-appealable executory judgments for liquidated amounts in civil matters, obtained after completion of process before a court of competent jurisdiction which recognizes similar Israeli judgments, provided such judgments or the enforcement thereof are not contrary to Israeli law, public policy, security or the sovereignty of the State of Israel; and the enforcement of judgments is conditional upon: (a) adequate service of process being effected and the defendant having had a reasonable opportunity to be heard; (b) such judgment having been obtained before a court of competent jurisdiction according to the rules of private international law prevailing in Israel; (c) such judgment not being in conflict with another valid judgment in the same matter between the same parties; (d) such judgment not having been obtained by fraudulent means; and (e) an action between the same parties in the same matter not pending in any Israeli court at the time the lawsuit is instituted in the foreign court.

(xvii)       Assuming that none of the Underwriters is otherwise subject to taxation in Israel, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the State of Israel or to any political subdivision or taxing authority thereof or therein in connection with the sale and delivery by the Underwriters of the Shares as contemplated in the Agreement.

(xviii)      The share capital of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Statutory Prospectus and the Prospectus under the caption “Description of Share Capital.”

To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel reasonably satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of Israel; provided that such counsel shall state in their opinion that the Underwriters and they are permitted to rely on such other opinions.   Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

In addition, such counsel shall state that, in its capacity as counsel to the Company and the Selling Shareholder, such counsel has participated in conferences with officers and other representatives of the Company, United States counsel to the Company, representatives of the Representatives, United States and Israeli counsel to the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement, the Prospectus and Issuer Free Writing Prospectuses, if any, were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus (except as specified in the foregoing opinion), and any Issuer Free Writing Prospectus on the basis of the foregoing, nothing has come to the attention of such counsel that causes such counsel to believe that (i) the Registration Statement at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) the documents specified in a schedule to such counsel’s letter, consisting of those included in the General Disclosure Package as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel has not been requested to and does not make any comment in this paragraph with respect to (i) the financial statements, supporting schedules, financial statement footnotes and other financial data included in the Registration Statement, the Prospectus and the Statutory Prospectus and (ii) legal matters in the Registration Statement, the Prospectus and the Statutory Prospectus relating to any jurisdiction other than the State of Israel).

(h)   The Representatives shall have received on each Closing Date from Chaim Afrima, Adv., special Israeli communications counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

(i)            The Company has been authorized by the Israeli Ministry of Communication to hold the licenses specified in the attached Schedule ___ to such opinion (the “Communication Licenses”).  Each of the Communication Licenses are in full force and effect, and, except as set forth in the Prospectus, the Communication Licenses are not subject to any conditions or requirements other than conditions or requirements that appear on the face of the Communication Licenses or that are set forth in the rules, regulations and policies that are applicable generally to authorizations of this type, nature, class, or location.  Based on information provided to such counsel by responsible officers of the Company, reviewed in light of the applicable Israeli Laws and the Communications Licenses, the Company has made all material reports and filings and paid all fees required to date by the Israeli Ministry of Communication.

(ii)           Except as set forth in the Prospectus, no other Communication Licenses are required for the Company to provide service and to develop an integrated satellite and terrestrial communications network in Israel (the terrestrial communications segments are provided by duly authorized license holders), and otherwise conduct its business or operate its properties as described in the Prospectus.

                To the extent deemed advisable by such counsel, such counsel relied as to matters of fact on certificates of responsible officers of the Company.

(i)    The Representatives shall have received on each Closing Date from Morrison & Foerster LLP, U.S. counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

(i)            To such counsel’s knowledge, except as set forth in the Prospectus, there are no persons with rights to have any securities of the Company registered under the Registration Statement or otherwise registered by the Company under the Securities Act.

                (ii)           Assuming this Agreement has been duly authorized, executed and delivered under the law of the State of Israel, this Agreement has been duly executed and delivered by the Company, to the extent such execution and delivery are governed by the laws of the State of New York.

                (iii)          Neither the execution and delivery of this Agreement by the Company (to the extent such execution and delivery are governed by the laws of the State of New York and assuming this Agreement has been duly authorized, executed and delivered under the law of the State of Israel), nor the performance of this Agreement by the Company (including, without limitation, the issuance and sale by the Company of the Shares) will violate or result in a violation of any U.S. federal or New York state law, administrative regulation, judgment or order of any U.S. federal or New York governmental agency or body or any U.S. federal or New York state administrative or court decree applicable to the Company or having jurisdiction over the Company.

                (iv)          No consent, approval, authorization, registration, or order of any U.S. federal or New York state court or governmental agency or regulatory body is required for the execution and delivery of this Agreement by the Company (to the extent such execution and delivery are governed by the laws of the State of New York and assuming that this Agreement has been duly authorized, executed and delivered under the law of the State of Israel), or for the performance of this Agreement by the Company, except such as have been obtained under the Securities Act or the Securities Exchange Act and such as may be required under U.S. states or foreign securities or blue sky laws and/or by the NASD Corporate Financing Department in connection with the sale, offer, purchase or distribution of the Shares by the several Underwriters, as to which such counsel expresses no opinion.

                (v)           To such counsel’s knowledge, there is no action, suit or proceeding before or by any U.S. federal or state court or governmental agency, authority or body pending or threatened against, or involving the assets, properties or businesses of, the Company  which is required to be disclosed in the Registration Statement and the Prospectus and is not so disclosed.

(vi)          There is no contract or other document known to us of a character required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required.

                (vii)         The statements in the Prospectus under the caption “U.S. Federal Income Tax Consequences,” insofar as such statements constitute matters of U.S. federal income tax law or legal conclusions with respect thereto, are accurate and fair summaries in all material respects of such matters or conclusions.

                (viii)        The Registration Statement and the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other financial data included therein, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules.

                (ix)           The Registration Statement is effective under the Securities Act, and to such counsel’s knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened.  Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

                (x)            The Shares have been approved for listing on the Nasdaq Global Market, subject to official notice of issuance and evidence of satisfactory distribution.

                (xi)           The Company is not, and immediately after giving effect to the transactions contemplated hereby will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

                To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of New York and the Federal laws of the United States; provided that such counsel shall state in their opinion that the Underwriters and they are permitted to rely on such other opinions.  Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

                In addition, such counsel shall state that, in its capacity as U.S. securities counsel to the Company and the Selling Shareholder, such counsel has participated in conferences with officers and other representatives of the Company, Israeli counsel for the Company, representatives of the Representatives, Israeli and U.S. counsel for the Representatives and representatives of the independent certified public accountants of the Company, concerning the Registration Statement, the Prospectus and the Disclosure Package, and has considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements.  Such counsel is also not passing upon and does not assume any responsibility for ascertaining whether or when any of the information contained in the Disclosure Package was conveyed to any purchaser of the Shares. Based upon and subject to the foregoing, nothing has come to such counsel’s attention that leads it to believe that (i) the Registration Statement at the time it became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) under the Act or as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the documents and information comprising the Disclosure Package, taken as a whole, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel has not been requested to and does not make any comment in this paragraph with respect to the financial statements and notes and schedules thereto and other financial data in the Registration Statement, the Prospectus and the Statutory Prospectus or any information related to matters governed by Israeli law contained in the Registration Statement, the Prospectus or the Disclosure Package.

(j)    The Representatives shall have received on the Firm Shares Closing Date from Naschitz, Brandes & Co., Israeli counsel for the Selling Shareholder, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

(i)       This Agreement has been duly executed and delivered by or on behalf of the Selling Shareholder.

(ii)      The Lock-up Agreement has been duly authorized, executed and delivered by the Selling Shareholder.

(iii)     The Lock-Up Agreement constitutes the legal, valid and binding obligation of the Selling Shareholder enforceable against the Selling Shareholder.

(iv)     The Selling Shareholder has the legal right to enter into this Agreement and to sell, transfer and deliver in the manner provided in this Agreement, the Shares to be sold by the Selling Shareholder hereunder.

(v)      The execution, delivery and performance of this Agreement and the Lock-Up Agreement and the sale and delivery by the Selling Shareholder of the Shares to be sold by the Selling Shareholder as contemplated by this Agreement and the consummation of the transactions contemplated in this Agreement and in the Registration Statement, the Statutory Prospectus and the Prospectus and compliance by the Selling Shareholder with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or, to such Counsel’s knowledge, result in the creation or imposition of any tax, lien, charge or encumbrance upon the Shares or any property or assets of the Selling Shareholder pursuant to (A) any instrument or agreement that is described in the Registration Statement, the Statutory Prospectus or the Prospectus, which is governed by Israeli law, and to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound, or to which any of the property or assets of such Selling Shareholder may be subject, or (B) any Israeli law or administrative regulation or any judgment or order known to such counsel of an Israeli court, governmental agency or regulatory body (each an “Israeli Governmental Authority”) having jurisdiction over such Selling Shareholder or any of its properties.

(vi)          No consent, approval, authorization, filing with or order of any Israeli Governmental Authority is required in connection with the performance of this Agreement or the Lock-up Agreement by the Selling Shareholder or the consummation of the transactions contemplated hereby and thereby, except such as may be required under U.S. states or foreign securities or blue sky laws in connection with the purchase and distribution of the Shares by the several Underwriters and except such as have been obtained, which will listed on [Annex A] to such opinion].

To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of the Selling Shareholder and on the opinions of other counsel reasonably satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of Israel; provided that such counsel shall state in their opinion that the Underwriters and they are permitted to rely on such other opinions.  Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

(k)   The Representatives shall have received on the Firm Shares Closing Date from Morrison & Foerster LLP, U.S. counsel for the Selling Shareholder, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

(i) Assuming this Agreement has been duly executed and delivered by the Selling Shareholder under the law of the State of Israel, this Agreement has been duly executed and delivered by or on behalf of the Selling Shareholder, to the extent such execution and delivery are governed by the laws of the State of New York.

(ii) Assuming the Lock-up Agreement has been duly executed and delivered by the Selling Shareholder under the law of the State of Israel, the Lock-up Agreement has been duly executed and delivered by the Selling Shareholder, to the extent such execution and delivery are governed by the laws of the State of New York.

(iii) This Agreement and the Lock-Up Agreement each constitute the legal, valid and binding obligation of the Selling Shareholder enforceable against the Selling Shareholder in accordance with its terms.

(iv) The execution and delivery of this Agreement and the Lock-up Agreement by the Selling Shareholder (to the extent such execution and delivery are governed by the laws of the State of New York and assuming this Agreement and the Lock-up Agreement have been duly executed and delivered by the Selling Shareholder under the law of the State of Israel), the sale and delivery by the Selling Shareholder of the Shares to be sold by the Selling Shareholder as contemplated by this Agreement and the consummation of the transactions contemplated in this Agreement by such Selling Shareholder and compliance by such Selling Shareholder with its obligations hereunder will not violate or result in a violation of any U.S. federal or New York state law, administrative regulation, judgment or order of any U.S. federal or New York governmental agency or body or any U.S. federal or New York state administrative or court decree applicable to the Selling Shareholder or having jurisdiction over the Selling Shareholder.

(v) To such counsel’s knowledge, the Selling Shareholder has valid and marketable title to the Shares to be sold by the Selling Shareholder pursuant to this Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and has full right, power and authority to sell, transfer and deliver such Shares pursuant to this Agreement. Assuming that CIBC World Markets Corp. acquires security entitlements with respect to the financial asset consisting of the 175,000 Shares to be sold by the Selling Shareholder deposited in or held by the Depository Trust Company and neither CIBC World Markets Corp. nor any other Underwriter has notice of any adverse claims with respect to such financial asset, an action based on an adverse claim under Section 8-303 of the New York UCC to such financial asset, whether such action is framed in conversion, replevin, constructive trust, equitable lien, or other theory, may not be successfully asserted against CIBC World Markets Corp. nor any other Underwriter.

(vi) No consent, approval, authorization, registration or order of any U.S. federal or New York state court or governmental agency or regulatory body is required for the performance of this Agreement or the Lock-up Agreement by the Selling Shareholder or the consummation of the transactions contemplated hereby and thereby by the Selling Shareholder, except such as have been obtained under the Securities Act and such as may be required under U.S. states or foreign securities or blue sky laws and/or by the NASD Corporate Financing Department in connection with the sale, offer, purchase or distribution of the Shares by the several Underwriters, as to which such counsel expresses no opinion.

To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of the Selling Shareholder and on the opinions of other counsel reasonably satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of New York or the Federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are permitted to rely on such other opinions.  Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

(l)    The Representatives shall have received on each Closing Date from Gross, Kleinhendler, Hodak, Halevy, Greenberg & Co., Israeli counsel for the Underwriters, an opinion, addressed to the Representatives and dated such Closing Date, in form and substance satisfactory to the Representatives.

(m)  The Representatives shall have received on each Closing Date from Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the Underwriters, an opinion, addressed to the Representatives and dated such Closing Date, in form and substance satisfactory to the Representatives.

(n)   All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives, and their counsel and the Underwriters shall have received from Skadden, Arps, Slate, Meagher & Flom LLP a favorable opinion, addressed to the Representatives and dated such Closing Date, with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters, as the Representatives may reasonably request, and the Company shall have furnished to Skadden, Arps, Slate, Meagher & Flom LLP such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(o)   The Representatives shall have received copies of the Lock-up Agreements executed by each entity or person listed on Schedule III hereto.

(p)   The Shares shall have been approved for quotation on the Nasdaq Global Market, subject only to official notice of issuance.

(q)   The Company and the Selling Shareholder shall have furnished or caused to be furnished to the Representatives such further certificates or documents as the Representatives shall have reasonably requested.

5.     Covenants and other Agreements of the Company, the Selling Shareholder and the Underwriters.

(a)   The Company covenants and agrees as follows:

(i)       The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as possible.  The Company shall prepare the Prospectus in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner and to the extent required under Rules 433(d) or 163(b)(2), as the case may be.

(ii)      If, at any time when a prospectus relating to the Shares (or, in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act (the “Prospectus Delivery Period”), the Company shall promptly advise the Representatives in writing (A) when any post-effective amendment to the Registration Statement shall have become effective or any supplement to the Prospectus shall have been filed, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or any “free writing prospectus”, as defined in Rule 405 of the Rules, or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.  The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus or any Issuer Free Writing Prospectus unless the Company has furnished the Representatives a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object.  The Company shall use its commercially reasonable efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

(iii)     If, at any time during the Prospectus Delivery Period any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 5(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

(iv)     If at any time following issuance of an Issuer Free Writing Prospectus there occurs an event or development as a result of which such Issuer Free Writing Prospectus would conflict with the information contained in the Registration Statement or would include an untrue statement of a material fact or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission; provided, however, that this covenant shall not apply to statements or omissions made in reliance upon and in conformity with any information herein or otherwise furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement, the Statutory Prospectus or the Prospectus and/or the Selling Shareholder Information.

(v)      The Company agrees with each of the Underwriters to make generally available to its shareholders as soon as practicable, but in any event not later than 18 months after the date hereof, an earnings statement covering a period of at least 12 months beginning after the date hereof and otherwise satisfying Section 11(a) of the Securities Act or Rule 158 of the Rules.

(vi)     The Company shall furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other

Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.  If applicable, the copies of the Registration Statement, preliminary prospectus, any Issuer Free Writing Prospectus and Prospectus and each amendment and supplement thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(vii)    The Company shall cooperate with the Representatives and their counsel in endeavoring to qualify the Shares for offer and sale in connection with the offering under the laws of such jurisdictions. as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

(viii)   The Company, during the period when the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act and the Rules or the Exchange Act, will file all reports and other documents required to be filed by the Company with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

(ix)     Without the prior written consent of CIBC World Markets Corp., for a period of 180 days after the date of this Agreement, the Company shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for (a) the issuance of the Shares pursuant to the Registration Statement and the issuance of shares (and any securities convertible into, exercisable for or exchangeable for equity securities of the Company) pursuant to the Company’s existing share option plan and the Selling Shareholder’s outstanding compensation arrangements as described in the Registration Statement and the Prospectus, and (b) the issuance of shares (and any securities convertible into, exercisable for or exchangeable for equity securities of the Company) in exchange for the assets of, or a majority or controlling portion of the equity of, another entity in connection with the acquisition by the Company of such entity, provided, however, that in the case of (b), (i) prior to such issuance of shares, each recipient of such shares shall have executed and delivered to the Representatives an agreement substantially in the form of Exhibit A hereto, and (ii) the aggregate market value of such shares shall not exceed 10% of the market capitalization of the Company immediately following the latest to occur Closing Date.  In the event that during the 180-day period, (A) shares representing more than 10% of the restricted share units currently reserved for issuance under the Company’s existing stock option plan are issued pursuant to such plan to persons who are not already parties to a lock-up agreement in the form of Exhibit A hereto and such shares are exercisable during such 180-day period (the “Relevant Shares”) or (B) any registration is effected on Form S-8 or on any successor form relating to the Relevant Shares, the Company shall obtain the written agreement of the grantees or purchaser or holder of such Relevant Shares that, for a period of 180 days after the date of this Agreement, such person will not, without the prior written consent of CIBC World Markets Corp., offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any Ordinary Shares (or any securities convertible into, exercisable for, or exchangeable for any Ordinary Shares) owned by such person.  Notwithstanding the foregoing, (i) the Company represents and warrants that each such grantee or purchaser or holder of such Relevant Shares shall be subject to similar lockup restrictions as set forth on Exhibit A attached hereto and the Company shall use reasonable commercial efforts to enforce such rights and impose stop-transfer restrictions on any such sale or other transfer or disposition of such shares until the end of the applicable period and (ii) if (x) during the last 17 days of the 180-day period described in this Section 5(a)(ix) the Company issues an earnings release or material news or a material event relating to the Company occurs; or (y) prior to the expiration of such 180-day period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the 180-day period; the restrictions imposed during this Section 5(a)(ix) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless CIBC World Markets waives such lock-up restriction; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 of the Securities Act and the Company’s securities are actively traded as defined in Rule 101(c)(1) of Regulation M of the Exchange Act.

(x)    On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the Nasdaq Global Market (including any required registration under the Exchange Act).

(xi)   Prior to the Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, or the offering of the Shares without the prior written consent of the Representatives, which shall not be unreasonably withheld, unless in the judgment of the Company and its counsel, and after notification to the Representatives, such press release or communication is required by law.

(xii)    The Company will apply the net proceeds from the offering of the Shares in the manner set forth under “Use of Proceeds” in the  Prospectus.

(b)   The Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, reproduction filing and distribution of the Registration Statement including all exhibits thereto, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, all amendments and supplements thereto, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or blue sky laws of the various jurisdictions referred to in Section 5(a)(vii), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary blue sky memoranda, which fees and disbursements shall not exceed $10,000; (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each Preliminary Prospectus, the Prospectus and all amendments or supplements to the Prospectus, any Issuer Free Writing Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the NASD in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Underwriters in connection with such review, which fees and disbursements shall not exceed $40,000; (vi) inclusion of the Shares for quotation on the Nasdaq Global Market; and (vii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters. Subject to the provisions of Section 8, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

(c)   The Selling Shareholder will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by, this Agreement, including (i) any stamp duties, capital duties and share transfer taxes, if any, payable upon the sale of the Shares to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (ii) the fees and disbursements of their respective  counsel and accountants.

(d)   The Company and the Selling Shareholder acknowledge and agree that each of the Underwriters has acted and is acting solely in the capacity of a principal in an arm’s length transaction between the Company and the Selling Shareholder, on the one hand, and the Underwriters, on the other hand, with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor, agent or fiduciary to the Company, the Selling Shareholder or any other person.  Additionally, the Company and the Selling Shareholder acknowledge and agree that no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement.  The Company and the Selling Shareholder have consulted with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company, the Selling Shareholder or any other person with respect thereto, whether arising prior to or after the date hereof.  Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions have been and will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or the Selling Shareholder.  The Company and the Selling Shareholder agree that they will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary duty to the Company, the Selling Shareholder or any other person in connection with any such transaction or the process leading thereto.

(e)   Unless the parties hereto expressly agree otherwise, the Company will prepare a final term sheet relating to the Shares, containing only information that describes the final terms of the Shares and otherwise in a form consented to by the Representatives, and will file such final term sheet within the period required by Rule 433(d)(5)(ii) following the date such final terms have been established for all classes of the offering of the Shares.  Any such final term sheet shall be an Issuer Free Writing Prospectus for purposes of this Agreement.

(f)    The Company represents and agrees that, unless it obtains the prior consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission.  The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely  filing with the Commission where required, legending and record keeping.  The Company represents that it has satisfied and agrees that it will satisfy the conditions set forth in Rule 433 of the Rules to avoid a requirement to file with the Commission any Road Show.

(g)   On or prior to the date on which the Company is required by applicable law to do so, the Company will establish and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which: (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within the Company, particularly during the periods in which the periodic reports required under the Exchange Act are required to be prepared; (ii) will provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures at the end of the periods in which the periodic reports are required to be prepared; and (iii) will be effective in all material respects to perform the functions for which they were established.

6.     Indemnification.

(a)   The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and, subject to the provisions of subsection 6(d) below, any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, the Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any “issuer-information” filed or required to be filed pursuant to Rule 433(d) of the Rules, any amendment thereof or supplement thereto or (ii) arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement, the Prospectus, the Statutory Prospectus, any Issuer Free Writing Prospectus or such amendment or supplement thereto, in reliance upon and in conformity with the information herein or otherwise furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement, the Statutory Prospectus or the Prospectus and/or the Selling Shareholder Information.

(b)   The Selling Shareholder agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and, subject to the provisions of subsection 6(d) below, any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, the Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any “issuer-information” filed or required to be filed pursuant to Rule 433(d) of the Rules, any amendment thereof or supplement thereto, or (ii) arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Statutory Prospectus or the Prospectus or any such amendment or supplement in reliance upon and in conformity with the Selling Sholderholder Information; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement, the Prospectus, the Statutory Prospectus, any Issuer Free Writing Prospectus or such amendment or supplement thereto, in reliance upon and in conformity with any information herein or otherwise furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement, the Statutory Prospectus or the Prospectus. Notwithstanding the foregoing, the liability of the Selling Shareholder pursuant to the provisions of this Section 6(b) shall be limited to an amount equal to the aggregate net proceeds received by the Selling Shareholder from the sale of the Shares sold by the Selling Shareholder hereunder.  This indemnity agreement will be in addition to any liability which the Company and the Selling Shareholder may otherwise have.

(c)   Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, the Selling Shareholder and each person, if any, who controls the Company or the Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, against any losses, claims, damages or liabilities (including any reasonable investigation, legal and other expenses incurred in connection with, or, subject to the provisions of subsection 6(d) below, any amount paid in settlement of, any action or suit or proceeding or any claim asserted), to which such party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Statutory Prospectus or the Prospectus or any such amendment or supplement in reliance upon and in conformity with any information herein or otherwise furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement, the Statutory Prospectus or the Prospectus; provided, however, that the obligation of each Underwriter to indemnify the Company or the Selling Shareholder (including any controlling person, director or officer thereof) shall be limited to the net proceeds received by the Company from such Underwriter.

(d)   Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served.  No indemnification provided for in Section 6(a), 6(b) or 6(c) shall be available to any party who shall fail to give notice as provided in this Section 6(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section.  In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof.  The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties.  An indemnifying party shall not be liable for any settlement of any action, suit, and proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

7.     Contribution.  In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 6(a), 6(b) or 6(c) is due in accordance with its terms but for any reason is unavailable to or insufficient to hold harmless an indemnified party in respect to any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses (including any investigation, legal and other expenses reasonably incurred in connection with, and, subject to the provisions of subsection 6(d) above, any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other hand from the offering of the Shares pursuant to this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.  The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.  Notwithstanding the provisions of this Section 7, (i) no Underwriter (except as may be provided in the Agreement Among Underwriters) shall be required to contribute any amount in excess of the amount by which the total price at which the shares underwritten by it and distributed to the public were offered to the public exceeds the amount of damages which such underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission; and (ii) the Selling Shareholder shall not be required to contribute any amount in excess of the aggregate net proceeds of the sale of Shares received by the Selling Shareholder.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Selling Shareholder within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company or the Selling Shareholder, as the case may be.  Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 7.  No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent.  The Underwriters’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective underwriting commitments and not joint.  The provisions of this Section 7 shall not affect any agreement among the Company and the Selling Shareholder with respect to contribution.

8.     Termination.

(a)   This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representatives by notifying the Company and the Selling Shareholder at any time at or before a Closing Date in the absolute discretion of the

Representatives if: (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, or in the opinion of the Representatives, will in the reasonably determinable future materially disrupt, the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the reasonable judgment of the Representatives, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (ii) there has occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Representatives, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (iii) trading in the Shares or any securities of the Company has been suspended or materially limited by the Commission or trading generally on the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or (iv) a banking moratorium has been declared by any state or Federal authority; or (v) in the reasonable judgment of the Representatives, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business.

(b)   If this Agreement is terminated pursuant to any of its provisions, neither the Company nor the Selling Shareholder shall be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company or the Selling Shareholder, except that (y) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company or the Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company, the Selling Shareholder or to the other Underwriters for damages occasioned by its failure or refusal.

9.     Substitution of Underwriters.  If any Underwriter shall default in its obligation to purchase on any Closing Date the Shares agreed to be purchased hereunder on such Closing Date, the Representatives shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase such Shares on the terms contained herein.  If, however, the Representatives shall not have completed such arrangements within such 36-hour period, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Underwriters to purchase such Shares on such terms.  If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided above, the aggregate number of Shares which remains unpurchased on such Closing Date does not exceed one-eleventh of the aggregate number of all the Shares that all the Underwriters are obligated to purchase on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.  In any such case, either the Representatives or the Company and the Selling Shareholder shall have the right to postpone the applicable Closing Date for a period of not more than seven days in order to effect any necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus or any other documents), and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Company and the Underwriters and their counsel may thereby be made necessary.

If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided above, the aggregate number of such Shares which remains unpurchased exceeds 10% of the aggregate number of all the Shares to be purchased at such date, then this Agreement, or, with respect to a Closing Date which occurs after the First Closing Date, the obligations of the Underwriters to purchase and of the Company or the Selling Shareholder, as the case may be, to sell the Option Shares to be purchased and sold on such date, shall terminate, without liability on the part of any non-defaulting Underwriter to the Company or the Selling Shareholder, and without liability on the part of the Company or the Selling Shareholder, except as provided in Sections 5(b), 6, 7 and 8.  The provisions of this Section 9 shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriters arising out of such default.  The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 9 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

10.   Miscellaneous.  The respective agreements, representations, warranties, indemnities and other statements of the Company, Selling Shareholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or the Company or the Selling Shareholder or any of their respective officers, directors or controlling persons referred to in Sections 6 and 7 hereof, and shall survive delivery of and payment for the Shares.  In addition, the provisions of Sections 5(b), 6, 7 and 8 shall survive the termination or cancellation of this Agreement.

This Agreement has been and is made for the benefit of the Underwriters, the Company and the Selling Shareholder and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  The term “successors and assigns” shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Representatives, c/o CIBC World Markets Corp., 300 Madison Avenue, New York, New York 10016, Attention:  Jennifer Aranoff, Esq., with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, Attention: David J. Goldschmidt, Esq. and (b) if to the Company, to Puglisi & Associates, its agent for service, as such agent’s address appears on the cover page of the Registration Statement with a copy to Morrison & Foerster LLP, 425 Market Street, San Francisco, CA 94105, Attention Bruce A. Mann, Esq. and (c) if to the Selling Shareholder to __________ with a copy to __________.

11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of laws provisions.

12. Consent to Jurisdiction. The parties to this Agreement agree that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) will be instituted solely in the state and federal courts of the United States of America located in the County of New York, State of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by certified mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. The Company and the Selling Shareholder have designated and appointed Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19711, as their agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any of the Specified Courts.

13.  Waiver of Immunity. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Please confirm that the foregoing correctly sets forth the agreement among us.

Very truly yours,

RRSAT GLOBAL COMMUNICATIONS NETWORK LTD.

By
Name:
Title:

SELLING SHAREHOLDER

By
Name: David Rivel

Confirmed:

CIBC WORLD MARKETS CORP.

Acting severally on behalf of itself and as representative of the several Underwriters named in Schedule I annexed hereto.

By	CIBC WORLD MARKETS CORP.

By
Name:
Title:

SCHEDULE I

Name	Number of Firm Shares to be Purchased from the Company

CIBC World Markets Corp.
Thomas Weisel Partners LLC
William Blair & Company
C.E. Unterberg, Towbin, LLC
Maxim Group LLC

Total	3,625,000

Sch I-1

SCHEDULE II

Name of Selling Shareholder	Number of Firm Shares to be Purchased from the Selling Shareholder
David Rivel	175,000

Total	175,000

Sch II-1

SCHEDULE III

Lock-up Signatories

SCHEDULE IV

[List Issuer Free Writing Prospectuses]

1.                                       Free Writing Prospectus, dated October 16, 2006, filed with the Commission under Rule 433 under the Securities Act on October 16, 2006.

2.                                       Electronic road show presentation, dated October 2006, as made available to any person without restriction on www.retailroadshow.com and, therefore, pursuant to Rule 433(d)(8) of the Securities Act not required to be filed with the Commission.

2.                                       [Final Term Sheet related to the Shares, dated ________, 2006, filed with the Commission under Rule 433 under the Securities Act on ________,  2006].

Exhibit A

FORM OF LOCK-UP AGREEMENT

                , 2006

CIBC World Markets Corp.

Thomas Weisel Partners LLC

William Blair & Company

C.E. Unterberg, Towbin, LLC

Maxim Group LLC

As Representatives of the Several Underwriters

c/o CIBC World Markets Corp.

300 Madison Avenue

New York, New York  10017

                Re:          Initial Public Offering of RRSat Global Communications Network Ltd.

Ladies and Gentlemen:

                The undersigned, a director or an executive officer of RRSat Global Communications Network Ltd., a company organized under the laws of the State of Israel (the “Company”), or a holder of ordinary shares, NIS 0.01 nominal value per share (the “Ordinary Shares”), or rights to acquire Ordinary Shares, of the Company, understands that you, as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company and the Selling Shareholder named therein, providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule I to the Underwriting Agreement (the “Underwriters”), of Ordinary Shares of the Company (the “Securities”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

                In consideration of the Underwriters’ agreement to enter into the Underwriting Agreement and to proceed with the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees for the benefit of the Company, you and the other Underwriters that, without the prior written consent of CIBC World Markets Corp. on behalf of the Underwriters, the undersigned will not, during the period ending 180 days (the “Lock-Up Period”) after the date of the prospectus relating to the Public Offering (the “Prospectus”), directly or indirectly (1) offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, any Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares owned either of record or beneficially (as defined in the Securities Exchange Act of 1934, as amended) by the undersigned on the date hereof or hereafter acquired or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Ordinary Shares or such other securities, in cash or otherwise, or publicly announce an intention to do any of the foregoing. In addition, the undersigned agrees that, without the prior written consent of CIBC World Markets Corp. on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any Ordinary Shares or any security convertible into or exercisable or exchangeable for Ordinary Shares. The foregoing shall not apply to (i) the pledge of Ordinary Shares or securities convertible into or exchangeable for Ordinary Shares as collateral for a loan from a financial institution, provided that such financial institution agrees in writing to be bound by the terms hereof with respect to any exercise of rights under such pledge by the financial institution that occurs prior to the expiration of the 180 day period referred to above or any extension thereof pursuant to the next paragraph hereof; (ii) Ordinary Shares to be transferred as a gift or gifts (provided that any donee thereof agrees in writing to be bound by the terms hereof), (iii) the sale of the Securities to be sold pursuant to the Prospectus, (iv) sales under any 10b-5 plan, and (v) to any corporate entity, partnership or other similar entity owned and controlled, directly or indirectly, by the undersigned, provided that such corporate entity, partnership or similar entity agrees in writing to be bound by the terms hereof.

                Notwithstanding the foregoing, if (x) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period; the restrictions imposed in this Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 of the Securities Act and the Company’s securities are actively traded as defined in Rule 101(c)(1) of Regulation M of the Exchange Act.

                In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

                The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

                The undersigned understands that, if the Underwriting Agreement is not executed by January 31, 2007, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Ordinary Shares to be sold thereunder, the undersigned shall be released form all obligations under this Letter Agreement.

The undersigned, whether or not participating in the Public Offering, understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

                This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

[SHAREHOLDER/DIRECTOR/EXECUTIVE OFFICER]

By:
Name:
Title: